EXHIBIT 99.1

CERTIFICATION PURSUANT TO

18 U.S.C SEC. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Financial Statements of the Certegy Inc. 401(k) Plan (the “Plan”) of Certegy Inc. (the “Company”) on Form 11-K for the year ended December 31,2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard D. Gapen, certify, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ RICHARD D. GAPEN

Richard D. Gapen

Representative of the Group Plans Committee,

Sponsor and Administrator of the Plan

Date: June 27, 2003

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO CERTEGY INC. AND WILL BE RETAINED BY CERTEGY INC. AND FURNISHED TO THE SECURITIES & EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.